                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2002


                             FORWARD AIR CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                     Tennessee                                      000-22490                      62-1120025
-----------------------------------------------------       ------------------------         ----------------------
   (State or other jurisdiction of incorporation)           (Commission File Number)            (I.R.S. Employer
                                                                                               Identification No.)

                  430 Airport Road
               Greeneville, Tennessee                                 37745
--------------------------------------------------------       -----------------
       (Address of principal executive offices)                    (Zip Code)



       Registrant's telephone number, including area code: (423) 636-7000


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 7.  Financial Statements, Pro Forma Information and Exhibits.

(a)      Not applicable.

(b)      Not Applicable.

(c)      Exhibits:

         (99.1)   Certification by Scott M. Niswonger pursuant to 18 U.S.C.
                  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

         (99.2)   Certification of Andrew C. Clarke pursuant to 18 U.S.C.
                  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


Item 9.  Regulation FD Disclosure

On August 14, 2002, our Chief Executive Officer and Chief Financial Officer submitted to the Securities and Exchange Commission certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. These statements are filed as Exhibits 99.1 and 99.2


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           FORWARD AIR CORPORATION


Date: August 14, 2002      By: /s/ Andrew C. Clarke
                               -------------------------------------------------
                               Andrew C. Clarke
                               Chief Financial Officer and Senior Vice President











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                                  EXHIBIT INDEX

       No.                                Exhibit
   ------------    -------------------------------------------------------------
       99.1        Certification by Scott M. Niswonger pursuant to 18 U.S.C.
                   Section 1350, as adopted pursuant to Section 906 of the
                   Sarbanes-Oxley Act of 2002

       99.2        Certification of Andrew C. Clarke pursuant to 18 U.S.C. Section
                   1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
                   Act of 2002